UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

____________________________________________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

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Date of Report (Date of earliest event reported):  January 12, 2011

Progressive Care Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	000-52684	32-0186006
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

901 N. Miami Beach Blvd. Suite 1 N. Miami Beach, FL	33162
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (305) 919-7399

(Former name or former address, if changed since last report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

  Item 4.01.Change in Registrant’s Certifying Accountant.

On January 12, 2011, the board of directors of Progressive Care Inc. (the “Company”) approved the dismissal of Farber Hass Hurley LLP (“Farber”) as the Company’s independent registered public accounting firm.  Farber’s dismissal was effective immediately.

During the fiscal years ended May 31, 2010 and 2009, Farber’s reports on the Company's financial statements did not contain an adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the fiscal years ended May 31, 2010 and 2009 and the subsequent period through January 12, 2011, (i) there were no disagreements between the Company and Farber on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to the satisfaction of Farber, would have caused Farber to make reference to the matter in its reports on the Company's financial statements; and (ii) there were no reportable events as the term described in Item 304(a)(1)(iv) of Regulation S-K.

On January 12, 2011, the Company provided Farber with a copy of the disclosures it is making in response to Item 4.01 on this Form 8-K, and has requested that Farber furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements.  A copy of the letter, dated January 13, 2011, is filed as Exhibit 16.1 (which is incorporated by reference herein) to this Current Report on Form 8-K.

On January 12, 2011, the Company engaged Berman & Company, P.A. (“Berman”) as its independent registered public accounting firm for the Company’s fiscal year ended May 31, 2011. The change in the Company’s independent registered public accounting firm was approved by the Company’s Board of Directors on January 12, 2011.

During the years ended May 31, 2010 and 2009 and the subsequent interim period through January 12, 2011, the Company did not consult with Berman regarding either (i) the application of accounting principles to a specific completed or contemplated transaction, or the type of audit opinion that might be rendered on the Company’s financial statements or (ii) any matter that was either the subject of a disagreement or an event identified in response to (a)(1)(iv) of Item 304 of Regulation S-K.

  Item 9.01.Financial Statements and Exhibits.

 (d)           Exhibits.

Exhibit No.	Description
16.1	Letter from Farber Hass Hurley LLP dated January 13, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PROGRESSIVE CARE INC.

Date: January 14, 2011	By:	/s/ Avraham A. Friedman
Name: Avraham A. Friedman
Title: Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
16.1	Letter from Farber Hass Hurley LLP dated January 13, 2011